Exhibit 10.112

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN

INDENTURE SUPPLEMENT

This FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of February 1, 2019 (this “Amendment”), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the “Issuer”), and MUFG Union Bank, N.A. (“MUFG”), formerly known as Union Bank, N.A., as successor in interest to The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as Indenture Trustee (in such capacity, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the “Master Indenture”), between the Issuer and the Indenture Trustee, to the Fourth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of February 28, 2014 (as further amended from time to time prior to the date hereof, the “Indenture Supplement” and together with the Master Indenture, the “Indenture”), between the Issuer and the Indenture Trustee, and acknowledged and accepted by all of the Class A Noteholders and WFN Credit Company, LLC, as Transferor and as sole Class M Noteholder, Class B Noteholder and Class C Noteholder.  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Indenture.

Background

A.     The Issuer and the Indenture Trustee have previously entered into the Indenture Supplement to create and designate a Series of Notes.

B.     The Issuer and the Indenture Trustee wish to amend such Indenture Supplement, as set out in this Amendment.

C.     (i) The Transferor is the sole owner of the Class M Notes, the Class B Notes and the Class C Notes, in each case purchased pursuant to the respective Note Purchase Agreements, and (ii) the Class A Noteholders are the sole owners of the Class A Notes purchased pursuant to the respective Class A Note Purchase Agreement.

D.     Pursuant to the Indenture Supplement, the Class A Notes were issued to each Administrative Agent and the Class M Notes, the Class B Notes and the Class C Notes were issued to the Transferor.

E.     Subject to the satisfaction of the conditions precedent specified in paragraph 3(a) below, the Class A Noteholders and the Transferor, as Class M Noteholder, Class B Noteholder and Class C Noteholder, are willing to, and by their countersignature below, do hereby, consent to this Amendment.

Agreement

1.     Amendments to the Indenture Supplement.

(a)     Section 2.1 of the Indenture Supplement is hereby amended by modifying the definition of “Allocation Percentage” by (i) deleting the phrase “and Default Amounts” where it appears in clause (a)(i) thereof and (ii) replacing the phrase “Finance Charge Collections, Principal Collections or Default Amounts” where it appears in clause (b) thereof with the phrase “Finance Charge Collections or Principal Collections”.

Fifth Amendment

(b)     Section 2.1 of the Indenture Supplement is hereby amended by amending and restating the definition of “Investor Default Amount” in its entirety to read as follows:

“Investor Default Amount” means, with respect to any Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Investor Default Allocation Percentage for the Monthly Period in which such Account became a Defaulted Account.

(c)     Section 2.1 of the Indenture Supplement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“Investor Default Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction:

(a)     the numerator of which shall be equal to the Weighted Average Collateral Amount for such Monthly Period; and

(b)     the denominator of which shall be equal to the Weighted Average Allocation Percentage Denominator for such Monthly Period.

“Weighted Average Allocation Percentage Denominator” means, for any Monthly Period, the quotient of (a) the summation of the amount determined in accordance with paragraph (b) of the definition of “Allocation Percentage” set forth in this Section 2.1 (including the proviso thereto) as of each day in that Monthly Period, divided by (b) the number of days in that Monthly Period.

2.     Consent.  Subject to the satisfaction of the conditions precedent specified in Section 3 below, the Class A Noteholders and the Transferor, as Class M Noteholder, Class B Noteholder and Class C Noteholder, each hereby consent to this Amendment.

3.     Conditions to Effectiveness; Binding Effect; Ratification.  (a)  This Amendment shall become effective, as of the date first set forth above, when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each of the conditions precedent described in Section 10.2 of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)     On and after the execution and delivery hereof,  this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”,  “hereunder” or words of like import, and each reference in any other Transaction Document to the Indenture Supplement shall mean and be a reference to the Indenture Supplement as amended hereby.

(c)     Except as expressly amended hereby, the Indenture Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto (including the Class A Noteholders, the Class M Noteholders, the Class B Noteholders and the Class C Noteholders).

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Fifth Amendment

4.     Miscellaneous.  (a)  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)     Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)     This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(d)     The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

5.     Limitation on Liability.  It is expressly understood and agreed by the parties that (a) this document is executed and delivered by U.S. Bank Trust National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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Fifth Amendment

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer

By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee

By: /s/ Mirtza J. Escobar
Name: Mirtza J. Escobar
Title: Vice President

MUFG UNION BANK, N.A., as Indenture Trustee

By: /s/ Marion Zinowski
Name: Marion Zinowski
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,

  as Servicer

By:    /s/ Randy J. Redcay

      Name:  Randy J. Redcay

      Title:  Chief Financial Officer

WFN CREDIT COMPANY, LLC

  as Transferor and as sole Class M Noteholder,

  Class B Noteholder and Class C Noteholder

By:    /s/ Michael Blackham

      Name:  Michael Blackham

      Title:  Treasurer

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Committed Purchaser

By: /s/ Robert Castro
Name: Robert Castro
Title: Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Administrative Agent

By: /s/ Robert Castro
Name: Robert Castro
Title: Authorized Signatory

S-2	Fifth Amendment

JUPITER SECURITIZATION COMPANY LLC, as Conduit Purchaser

By: JPMorgan Chase Bank, N.A., as attorney-in-fact

By: /s/ Gareth Morgan
Name: Gareth Morgan
Title: Executive Director

JUPITER SECURITIZATION COMPANY LLC, as Committed Purchaser

By: JPMorgan Chase Bank, N.A., as attorney-in-fact

By: /s/ Gareth Morgan
Name: Gareth Morgan
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ Gareth Morgan
Name: Gareth Morgan
Title: Executive Director

S-3	Fifth Amendment

OLD LINE FUNDING, LLC, as Conduit Purchaser

By: Royal Bank of Canada, as attorney-in-fact

By: /s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

ROYAL BANK OF CANADA, as Committed Purchaser

By: /s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

By: /s/ Karen E. Stone
Name: Karen E. Stone
Title: Authorized Signatory

ROYAL BANK OF CANADA, as Administrative Agent and Lead Agent

By: /s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory

By: /s/ Karen E. Stone
Name: Karen E. Stone
Title: Authorized Signatory

S-4	Fifth Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By: /s/ Brian Grushkin
Name: Brian Grushkin
Title: Director

WELLS FARGO SECURITIES, LLC, as Administrative Agent

By: /s/ Brian Grushkin
Name: Brian Grushkin
Title: Director

S-5	Fifth Amendment